Exhibit 10.15

                                    GUARANTY



                                 LITTLE ROCK, AR
                                     (City)

                                                         APRIL 20, 2004
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce BANK OF THE OZARKS (CHENAL)
                                   ---------------------------------------------
(herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of CAPITOL DEVELOPMENT OF ARKANSAS, INC. (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

     A. If this [ ] is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:
          $2,050,000.00 CAPITOL DEVELOPMENT OF ARKANSAS. INC.and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").
     B.   If this [ ] is  checked,  the  Undersigned  guarantees  to Lender  the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s):

     The Undersigned further acknowledges and agrees with Lender that:

     1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

     2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

     3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of ail Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     4. The liability of the Undersigned hereunder shall be limited to a principal amount of $600,000.00 (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from. Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.
     5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings. This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

     This guaranty is & unsecured; D secured by a mortgage or security agreement dated _____ ; D secured by ___________________._____________________.



IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

  G WARREN STEPHENSON                  /s/                     JL
----------------------------------------------------------------------


P O BOX 17210
LITTLE ROCK AR

                                    GUARANTY



                                 LITTLE ROCK, AR
                                     (City)



                                                         APRIL 20, 2004
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce BANK OF THE OZARKS (CHENAL)
                                   ---------------------------------------------
(herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of CAPITOL DEVELOPMENT OF ARKANSAS, INC. (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

     A. If this [ ] is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:
          $2,050,000.00 CAPITOL DEVELOPMENT OF ARKANSAS. INC.and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").
     B.   If this [ ] is  checked,  the  Undersigned  guarantees  to Lender  the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s):

     The Undersigned further acknowledges and agrees with Lender that:

     1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

     2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

     3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of ail Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     4. The liability of the Undersigned hereunder shall be limited to a principal amount of $1,200,000.00 (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from. Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose. 5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings. This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

     This guaranty is & unsecured; D secured by a mortgage or security agreement dated _____ ; D secured by ___________________._____________________.



IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.


Tommy L. Lasiter                                                JL
813 Cherry Hill rd.
N. Little Rock, AR  72116

                                   GUARANTY



                                 LITTLE ROCK, AR
                                     (City)

                                                        APRIL 20, 2004
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce BANK OF THE OZARKS (CHENAL)
                                   ---------------------------------------------
(herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of CAPITOL DEVELOPMENT OF ARKANSAS, INC. (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

     A. If this [ ] is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:
          $2,050,000.00 CAPITOL DEVELOPMENT OF ARKANSAS. INC.and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").
     B.   If this [ ] is  checked,  the  Undersigned  guarantees  to Lender  the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s):

     The Undersigned further acknowledges and agrees with Lender that:

     1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

     2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

     3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of ail Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     4. The liability of the Undersigned hereunder shall be limited to a principal amount of $600,000.00 (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from. Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose. 5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings. This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

     This guaranty is & unsecured; D secured by a mortgage or security agreement dated _____ ;
D secured by ___________________._____________________.

IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

Bruce Thalheimer
73 Robinwood R.
Little rock, AR  72210

                                   GUARANTY



                                 LITTLE ROCK, AR
                                     (City)

                                                        APRIL 20, 2004
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce BANK OF THE OZARKS (CHENAL)
                                   ---------------------------------------------
(herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of CAPITOL DEVELOPMENT OF ARKANSAS, INC. (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

     A. If this [ ] is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:
          $2,050,000.00 CAPITOL DEVELOPMENT OF ARKANSAS. INC.and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").
     B.   If this [ ] is  checked,  the  Undersigned  guarantees  to Lender  the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s):

     The Undersigned further acknowledges and agrees with Lender that:

     1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

     2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

     3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of ail Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     4. The liability of the Undersigned hereunder shall be limited to a principal amount of $1,200,000.00 (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from. Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose. 5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings. This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

     This guaranty is & unsecured; D secured by a mortgage or security agreement dated _____ ;
D secured by ___________________._____________________.



IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.


Doyle Rogers
111 Center Street, Suite 1510
Little Rock,AR  72201

                              ADDENDUM TO GUARANTY

                                                           Little Rock, Arkansas

        This ADDENDUM TO GUARANTY (the "Addendum") made this __ day of April, 2004, by the undersigned, hereinafter "Guarantor", and Bank of the Ozarks (Chenal), hereinafter "Lender".

        This Addendum is deemed to be incorporated into that certain Guaranty dated of even date herewith (the "Guaranty") and executed by Guarantor in favor of lender in connection with Lender's loan to Capital Development of Arkansas, Inc., hereinafter "Borrower". which U described as a loan to Borrower in the original principal amount of $2,050,000.00, together -with any extensions, renewals or replacements thereof, plus all accrued Interest thereon and all attorney*' fees, collection costs, and other expenses, without limitation, to which Lender may be entitled (hereinafter the "Indebtedness").

        Lender hereby agrees with Guarantor that in the event Lender seeks to enforce the Guaranty, Guarantor, whether singly or together with any other guarantor of the Indebtedness, shall have the right to purchase all, and not less than all, of the Indebtedness and thereby acquire all of the rights of lender in connection with) the Indebtedness, including, without limitation, any mortgages entered into in connection with the Indebtedness, provided that within five (5) days after being notified by Lender of Borrower's default and Lenders' desire to enforce the terms of the Guaranty against Guarantor, Guarantor shall notify Lender of his/its intent to exercise the right to purchase the Indebtedness. If the right to purchase the Indebtedness is exercised, the purchase of the Indebtedness must close within thirty (30) days after Guarantor hag given notice of such purchase to the Lender. In the event that Guarantor Ms to give timely notice of his/its intent to exercise the right to purchase the Indebtedness, or fails to consummate the purchase within the specified time, then the right to purchase the Indebtedness shall be deemed waived by Guarantor, The consideration to be paid by the Guarantor or guarantors shall equal the amount of the Indebtedness as defined above.

         In the event of a purchase of the Indebtedness pursuant to the terms of this Addendum, then, in such event, the provisions of Section ,10 of the Guaranty shall be null and void and of no further force and effect,

         This  Addendum  made and entered  into  the dare first  above  written,


                             GUARANTOR:
-----------------------------

                                    /s/
                                    -----------------------------
                                    Doyle W. Rogers


                                    LENDER:

                                    BANK OF THE 0ZARKS (CHENAL)


                                    Name:
                                    Title:

                              ADDENDUM TO GUARANTY

                                                           Little Rock, Arkansas

        This ADDENDUM TO GUARANTY (the "Addendum") made this 22nd day of April, 2004, by the undersigned, hereinafter "Guarantor", and Bank of the Ozarks (Chenal), hereinafter "Lender".

        This Addendum is deemed to be incorporated into that certain Guaranty dated of even date herewith (the "Guaranty") and executed by Guarantor in favor of lender in connection with Lender's loan to Capital Development of Arkansas, Inc., hereinafter "Borrower". which U described as a loan to Borrower in the original principal amount of $2,050,000.00, together -with any extensions, renewals or replacements thereof, plus all accrued Interest thereon and all attorney*' fees, collection costs, and other expenses, without limitation, to which Lender may be entitled (hereinafter the "Indebtedness").

        Lender hereby agrees with Guarantor that in the event Lender seeks to enforce the Guaranty, Guarantor, whether singly or together with any other guarantor of the Indebtedness, shall have the right to purchase all, and not less than all, of the Indebtedness and thereby acquire all of the rights of lender in connection with) the Indebtedness, including, without limitation, any mortgages entered into in connection with the Indebtedness, provided that within five (5) days after being notified by Lender of Borrower's default and Lenders' desire to enforce the terms of the Guaranty against Guarantor, Guarantor shall notify Lender of his/its intent to exercise the right to purchase the Indebtedness. If the right to purchase the Indebtedness is exercised, the purchase of the Indebtedness must close within thirty (30) days after Guarantor hag given notice of such purchase to the Lender. In the event that Guarantor Ms to give timely notice of his/its intent to exercise the right to purchase the Indebtedness, or fails to consummate the purchase within the specified time, then the right to purchase the Indebtedness shall be deemed waived by Guarantor, The consideration to be paid by the Guarantor or guarantors shall equal the amount of the Indebtedness as defined above.

         In the event of a purchase of the Indebtedness pursuant to the terms of this Addendum, then, in such event, the provisions of Section ,10 of the Guaranty shall be null and void and of no further force and effect,

         This Addendum made and entered into the dare first above written,


                            GUARANTOR:
---------------------------



                                               Warren Stephenson

                                               LENDER:

                                               BANK OF THE 0ZARKS (CHENAL)



                                               Name:
                                               Title:

                              ADDENDUM TO GUARANTY

                                                           Little Rock, Arkansas

        This ADDENDUM TO GUARANTY (the "Addendum") made this 22nd day of April, 2004, by the undersigned, hereinafter "Guarantor", and Bank of the Ozarks (Chenal), hereinafter "Lender".

        This Addendum is deemed to be incorporated into that certain Guaranty dated of even date herewith (the "Guaranty") and executed by Guarantor in favor of lender in connection with Lender's loan to Capital Development of Arkansas, Inc., hereinafter "Borrower". which U described as a loan to Borrower in the original principal amount of $2,050,000.00, together -with any extensions, renewals or replacements thereof, plus all accrued Interest thereon and all attorney*' fees, collection costs, and other expenses, without limitation, to which Lender may be entitled (hereinafter the "Indebtedness").

        Lender hereby agrees with Guarantor that in the event Lender seeks to enforce the Guaranty, Guarantor, whether singly or together with any other guarantor of the Indebtedness, shall have the right to purchase all, and not less than all, of the Indebtedness and thereby acquire all of the rights of lender in connection with) the Indebtedness, including, without limitation, any mortgages entered into in connection with the Indebtedness, provided that within five (5) days after being notified by Lender of Borrower's default and Lenders' desire to enforce the terms of the Guaranty against Guarantor, Guarantor shall notify Lender of his/its intent to exercise the right to purchase the Indebtedness. If the right to purchase the Indebtedness is exercised, the purchase of the Indebtedness must close within thirty (30) days after Guarantor hag given notice of such purchase to the Lender. In the event that Guarantor Ms to give timely notice of his/its intent to exercise the right to purchase the Indebtedness, or fails to consummate the purchase within the specified time, then the right to purchase the Indebtedness shall be deemed waived by Guarantor, The consideration to be paid by the Guarantor or guarantors shall equal the amount of the Indebtedness as defined above.

         In the event of a purchase of the Indebtedness pursuant to the terms of this Addendum, then, in such event, the provisions of Section ,10 of the Guaranty shall be null and void and of no further force and effect,

         This Addendum made and entered into the dare first above written,

                                  GUARANTOR:
---------------------------------




                                           Tommy J. Lasiter

                                           LENDER:

                                           BANK OF THE 0ZARKS (CHENAL)

                                           Name:
                                           Title:

                              ADDENDUM TO GUARANTY

                                                           Little Rock, Arkansas

        This ADDENDUM TO GUARANTY (the "Addendum") made this 22nd day of April, 2004, by the undersigned, hereinafter "Guarantor", and Bank of the Ozarks (Chenal), hereinafter "Lender".

        This Addendum is deemed to be incorporated into that certain Guaranty dated of even date herewith (the "Guaranty") and executed by Guarantor in favor of lender in connection with Lender's loan to Capital Development of Arkansas, Inc., hereinafter "Borrower". which U described as a loan to Borrower in the original principal amount of $2,050,000.00, together -with any extensions, renewals or replacements thereof, plus all accrued Interest thereon and all attorney*' fees, collection costs, and other expenses, without limitation, to which Lender may be entitled (hereinafter the "Indebtedness").

        Lender hereby agrees with Guarantor that in the event Lender seeks to enforce the Guaranty, Guarantor, whether singly or together with any other guarantor of the Indebtedness, shall have the right to purchase all, and not less than all, of the Indebtedness and thereby acquire all of the rights of lender in connection with) the Indebtedness, including, without limitation, any mortgages entered into in connection with the Indebtedness, provided that within five (5) days after being notified by Lender of Borrower's default and Lenders' desire to enforce the terms of the Guaranty against Guarantor, Guarantor shall notify Lender of his/its intent to exercise the right to purchase the Indebtedness. If the right to purchase the Indebtedness is exercised, the purchase of the Indebtedness must close within thirty (30) days after Guarantor hag given notice of such purchase to the Lender. In the event that Guarantor Ms to give timely notice of his/its intent to exercise the right to purchase the Indebtedness, or fails to consummate the purchase within the specified time, then the right to purchase the Indebtedness shall be deemed waived by Guarantor, The consideration to be paid by the Guarantor or guarantors shall equal the amount of the Indebtedness as defined above.

         In the event of a purchase of the Indebtedness pursuant to the terms of this Addendum, then, in such event, the provisions of Section ,10 of the Guaranty shall be null and void and of no further force and effect,

         This Addendum made and entered into the dare first above written,


                                GUARANTOR:
-------------------------------


                                             Bruce Thalheimer

                                             LENDER:

                                             BANK OF THE 0ZARKS (CHENAL)


                                             Name:
                                             Title: